                                                                    Exhibit 5(a)

[LOGO OF LINCOLN NATIONAL
LIFE INSURANCE CO.]
   1300 South Clinton
   Fort Wayne, Indiana 46801
   1-800-348-1212

                  The Lincoln National Life Insurance Company
                         Deferred Annuity Application
--------------------------------------------------------------------------------
1. PRODUCT
     Periodic                Flexible Premium
     [_] Multi Fund(R)       [_] Multi Fund(R) 4
     [_] IFA                 [_] IFA 4
--------------------------------------------------------------------------------
2. MULTIFUND(R) RIDER EGMDB ELECTION
   . This rider is only available for Non-Qualified and IRA contracts
   . This rider can only be elected prior to contract issue
   . See your representative for details
   [_] Yes, I elect the EGMDB rider
   [_] No, I do not elect the EGMDB rider.
--------------------------------------------------------------------------------

3. MARKET   [_] Non-Qualified       Deferred Compensation     [_] IRA
                [_] 1035 Exchange   [_] Governmental 457          [_] Transfer
            [_] HR-10 (Keogh)       [_] Non-Profit 457            [_] Rollover
            [_] SAR-SEP  [_] SEP    [_] Executive Benefit Plan    [_] Direct
                                                                      Rollover

--------------------------------------------------------------------------------
4.                           ANNUITANT INFORMATION

   Name                                        SS#
        -----------------------------------       ------------------------------
        Last      First      Middle Initial

   Address                                     Birthdate          Sex [_]M  [_]F
          ---------------------------------              --------
          Number and Street
                                               Phone (Home) (   )
                                                            --------------------
          ---------------------------------          (Work} (   )
          City         State       Zip Code                 --------------------
--------------------------------------------------------------------------------
5.          [_] CONTRACT OWNER

NOTE:       Name
Complete         ---------------------------------------
only if          Last        First        Middle Initial
owner is
not the     Address
Annuitant.         -------------------------------------
                   Number and Street

                   -------------------------------------
                   City          State          Zip Code

            SS#              Date of Birth
               -------------               -------------


            [_] JOINT OWNER             [_] CONTINGENT OWNER
                (limited to spouse only)

            Name
                 ---------------------------------------
                 Last        First        Middle Initial

            Address
                   -------------------------------------
                   Number and Street

                   -------------------------------------
                   City          State          Zip Code

            SS#              Date of Birth
               -------------               -------------
            Relationship to Contract Owner
                                            ------------
--------------------------------------------------------------------------------
6.                                BENEFICIARY
                        Name                       SS#           Relationship

Primary
           -------------------------------  -----------------  -----------------
Contingent
           -------------------------------  -----------------  -----------------
--------------------------------------------------------------------------------
7.                           REMITTER INFORMATION

Is this an Employer Sponsored Plan? [_] Yes [_] No  Remitter Number
                                                                    ---------
Employer's Name
                --------------
--------------------------------------------------------------------------------
8. *See reverse side for Source type information

   -------------------------------------------
   Multi Fund(R) FUNDING ALLOCATIONS

   Must Be in Whole Percentages and Equal 100%
   -------------------------------------------
   01  GROWTH & INCOME                       %
   -------------------------------------------
   02  BOND                                  %
   -------------------------------------------
   03  MONEY MARKET                          %
   -------------------------------------------
   04  MANAGED                               %
   -------------------------------------------
   05  SPECIAL OPPORTUNITIES                 %
   -------------------------------------------
   18  GLOBAL ASSET ALLOCATION               %
   -------------------------------------------
   41  SOCIAL AWARENESS                      %
   -------------------------------------------
   87  INTERNATIONAL                         %
   -------------------------------------------
   2Q  EQUITY-INCOME                         %
   -------------------------------------------
   2R  AGGRESSIVE GROWTH                     %
   -------------------------------------------
   2S  CAPITAL APPRECIATION                  %
   -------------------------------------------
   4K  DELAWARE EMERGING GROWTH              %
   -------------------------------------------
   4L  DELAWARE EQUITY/INCOME                %
   -------------------------------------------
   4M  DELAWARE GLOBAL BOND                  %
   -------------------------------------------
   55  FIXED ACCOUNT                         %
   -------------------------------------------
       TOTAL                              100%
   -------------------------------------------

                         Payments
     *Source   Payment  Beginning   Amount   Beginning **Payment
       Type    Amount     Mo/Yr   Changes To   Mo/Yr   Frequency

   1          $             /     $             /
    ---------  --------  --------  --------  --------  --------

   2          $             /     $             /
    ---------  --------  --------  --------  --------  --------

   3          $             /     $             /
    ---------  --------  --------  --------  --------  --------

   -----------------------------------------
              PAYMENT INFORMATION
   -----------------------------------------
   Recurring Annual Payment       $
                                   ---------
   Additional Lump Sum Payment    $
                                   ---------
   Single Premium Amount          $
                                   ---------
   Apply IRA Payment for tax year $
                                   ---------
   -----------------------------------------

        **AVAILABLE PAYMENT FREQUENCY
   -----------------------------------------
   (A) ANNUAL          (M) MONTHLY
   -----------------------------------------
   (S/A) SEMI-ANNUAL   (S/M) SEMI-MONTHLY
   -----------------------------------------
   (Q) QUARTERLY       (B/W) BI-WEEKLY
   -----------------------------------------

         "X" MONTHS TO BE EXCLUDED

   -----------------------------------------
     J  F  M  A  M  J  J  A  S  O  N  D
   -----------------------------------------

--------------------------------------------------------------------------------
9.                                  REMARKS


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10.              TELEPHONE TRANSFER AUTHORIZATION (for Multi-Fund(R) only)

I hereby authorize and direct The Lincoln National Life Insurance company to accept telephone instructions from any person who can furnish proper identification to shift units from any sub-account to any other sub-account and/or to change the allocation of future deposits. The undersigned agrees that LNL is not liable for any loss arising from any telephone exchange or change in allocation of future deposits. For additional information, see the center page of this application.

Initials of contract owner:
                           -----------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
11.                              REPLACEMENTS
Will the proposed contract replace any existing annuity or insurance contract (including any Lincoln National contracts) which have been, or are being, reduced in premium amount, placed on paid-up, or surrendered? [_] Yes [_] No
If yes, Existing Co._____________________________
In accordance with TEFRA (1982), provide the cost basis of the contract if these funds are transferring to Lincoln National.

Pre-TEFRA $__________________ Post-TEFRA $_______________
--------------------------------------------------------------------------------
12.                               SUITABILITY
     This section MUST BE COMPLETED for Multi Fund(R) contracts. Information should profile the Contract Owner.
     Number of dependents:___________ Total family income: $________ Estimated net worth: $_____________

     Financial Objectives: [_] Long term growth [_] Maximum capital appreciation
     [_] Preservation of capital [_] Income_________

     Contract Owner's occupation_____________________.
     Name and Address of Contract Owner's Employer (not required for Employer Sponsored Plans)______________________

     ------------------------------------------------------------------------
     I understand the representative has requested suitability information as required by the SEC, but I choose not to provide it.

                                              ----------------------------------
                                                  Signature of Contract Owner
--------------------------------------------------------------------------------
13.                               SIGNATURES
 -UNDER PENALTY OF PERJURY, THE CONTRACT OWNER CERTIFIES THAT THE SOCIAL
  SECURITY (OR TAXPAYER IDENTIFICATION) NUMBER IS CORRECT AS IT APPEARS IN THIS APPLICATION.
 -IF I HAVE APPLIED FOR A VARIABLE ANNUITY CONTRACT, I ACKNOWLEDGE RECEIPT OF A
  PROSPECTUS.
 -I UNDERSTAND AND ALL PAYMENTS AND VALUES PROVIDED BY A CONTRACT WHEN BASED ON
  THE INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT ARE VARIABLE AND ARE NOT GUARANTEED TO A FIXED DOLLAR AMOUNT.

APPLICATION SIGNED AT______________________________  _________________
                     City, State                     Date

----------------------    ---------------------------------------------------
Signature of Annuitant    Signature of Contract Owner if other than Annuitant

---------------------------
Signature of Representative
--------------------------------------------------------------------------------
14.                          REPRESENTATIVE REPORT
 -The representative certifies that an appropriate exclusion allowance was calculated for the named participant in accordance with current tax laws and regulations.
 -Do you have any knowledge or reason to believe that the proposed contract will replace any existing annuity or insurance contracts (including any Lincoln National contracts) which have been, or are being, reduced in premium amount, placed on paid up or surrendered)? [_] Yes [_] No
  If yes, provide details___________________________________________

  Representative's Compensation Election:
  [_] A [_] B [_] C _______________________________________  _________________
                        Signature of Representative                  Date
--------------------------------------------------------------------------------
15.               REPRESENTATIVE USE ONLY (MUST BE COMPLETED)

        NAME                    SSN                     SA CODE           %

----------------------  ----------------------  ----------------------  --------
(servicing agent)

----------------------  ----------------------  ----------------------  --------

----------------------  ----------------------  ----------------------  --------

----------------------  ----------------------  ----------------------  --------
--------------------------------------------------------------------------------
16.                          HOME OFFICE USE ONLY


                                     ----------------------------  -------------
                                     Authorized Reviewer/Approver      Date
--------------------------------------------------------------------------------

  Send to: The Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne,
           IN 46801-2340
  To determine the proper source(s) for this account, please refer to the listing (by market) that follows:


     NON-QUALIFIED
   * Source I  -Employee Non-deductible Voluntary Payment
     SEP/SAR-SEP/IRS
   * Source A  -Employer Payment
     Source E  -Rollover Payment
  ** Source H  -Employee Deductible Payments and Single
                Payment Transfers
  ** Source G  -(SAR-SEP ONLY) Employee Salary Reduction
                Payments

     KEOGH-(HR-10)
   * Source A  -Employer Payments
     Source E  -Rollover Payments
     Source H  -Employee Deductible Payments
     Source I  -Employee Non-deductible Voluntary
                Payments
     Source J  -Employee Non-deductible Mandatory
                Payments
     Source K  -Forfeitures

     DEFERRED COMPENSATION
   * Source A  -Employer Payments
     Source F  -Employee Deferred Compensation

   * These sources will be used whenever sourcing is not required.
  ** The recurring payments for Source H should not exceed $2,000. This amount represents the IRA portion of the payment.

       Home Office Copy - White and Yellow - Leave These Pages Intact
                      Representative - Pull Beige Copy

LINCOLN NATIONAL              LINCOLN NATIONAL LIFE INSURANCE COMPANY
LIFE INSURANCE CO.            NATIONAL DISTRIBUTORS, LINCOLN NATIONAL LIFE
A part of LINCOLN             VARIABLE ANNUITY ACCOUNT C CONTRACTS
 NATIONAL CORPORATION         P.O. BOX 2340, FORT WAYNE, INDIANA 46801-2340


                        Telephone Transfer Information

  The following information explains the use of the Lincoln National Variable Annuity Account C Telephone Exchange Program...Here's how it works.

  By indicating that you wish to have telephone transfer authorization on the attached application, you authorize and direct LNL to act on telephone instructions, from any person who can furnish proper identification, to shift units from any sub-account to any other sub-account. LNL reserves the right to refuse at any time any telephone instructions if the caller cannot properly identify themselves by providing the name, contract number, date of birth and social security number of the account.

  This authorization will remain in effect until LNL receives written notice of any change. The contract owner agrees that LNL is not liable for any loss arising from a telephone exchange.

  There is currently no restriction on the number of shifts allowed. However, Lincoln National retains the right to limit shifts to once every 30 days. The minimum transfer amount is $500. If, after the shift, a balance of less than $500 would remain in any one Fund, the entire fund value will be shifted. When shifting from the fixed account, the maximum that can be transferred is 25% of the fixed value in any 12 month period.

  The telephone exchange service cannot be used to redeem units for cash in any LNL Variable Annuity sub-account.

  By calling toll-free 800-348-1212, exchanges for Variable annuity Account C sub-account units will be made at their respective unit values at the close of the business day on which telephone instructions are received from any person provided such instructions are received by 4:00 p.m. Eastern Standard Time. (Instructions received after 4:00 p.m. are effective at the close of business the following business day). The allocation of future deposits may also be requested by calling this number.


                NOTE: Please retain this form for your records.